EXHIBIT  99.1

Two Online Line Casinos (one online poker and one online bingo), including back office support, owned by EuroSwiss Equities Ltd.

The  domains  are  as  follows:

americaswisscasino.com
euroswisscasino.com
euroswisspoker.com
euroswissbingo.com

All  casinos  are  fully  licensed  with  IOG Casinos under the laws of Antigua.